UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2015

FORCEFIELD ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36133	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, Suite 212 New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 672-1786

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

In October 2014, ForceField Energy Inc., a Nevada corporation (“the Registrant”) acquired ESCO Energy Services Company (“ESCO”) from Mitchell Barack, pursuant to a Securities Purchase Agreement dated October 17, 2014, by and among, the Registrant, Mr. Barack and ESCO (the “October 2014 SPA”).  For a more detailed description of the October 2014 acquisition, see the Registrant’s (i) Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on October 22, 2015 and the October 2014 SPA filed as Exhibit 2.1 thereto, and (ii) Current Report on Form 8-K/A filed with the SEC on January 2, 2015.

On July 2, 2015, pursuant to a Stock Purchase Agreement dated as of June 30, 2015 (the “July 2015 SPA”) by and among the Registrant, ESCO Energy Services, LLC (the “Buyer”), Mr. Barack and ESCO; the Buyer purchased from the Registrant all of the issued and outstanding capital stock of ESCO. Mr. Barack is sole owner of all of the issued and outstanding member interests of the Buyer. Prior to the July 2015 SPA, Mr. Barack served as a director and officer of ESCO.

In connection with the Buyer’s acquisition of ESCO from the Registrant in the July 2015 ESCO SPA the following occurred:

●	Mr. Barack paid to the Registrant the $900,000 cash portion of the purchase price.
●
Mr. Barack and certain employees of ESCO returned to the Registrant 366,845 and 87,700 shares of restricted common stock of the Registrant, respectively, which shares were issued to such persons by the Registrant pursuant to the October 2014 SPA.

●	Mr. Barack cancelled two promissory notes in the aggregate principal amount of $2,230,355 issued to him by the Registrant in connection with the October 2014 SPA.
●	Mr. Barack returned to the Registrant 687,500 shares of restricted common stock of the Registrant, which secured the Registrant’s obligations under one of the two notes.
●	Certain ESCO employees cancelled $750,000 in unpaid purchase consideration obligations due from the Registrant relating to the October 2014 SPA; and
●	The Registrant cancelled a $1,250,000 intercompany loan due from ESCO to the Registrant.

The foregoing description of the July 2015 SPA is qualified in its entirety by reference to the full text of the July 2015 SPA attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (d)                      Exhibits

Exhibit No.	Description

99.1	Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORECEFIELD ENERGY INC.

Dated: July 8, 2015	By:	/s/ David Natan
David Natan
Chief Executive Officer